Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions and Divestitures
Activity
Yara Pilbara Holdings Pty Limited Sale
In October 2015, Apache sold its 49 percent interest in Yara Pilbara Holdings Pty Limited (YPHPL) for total cash proceeds of $391 million. The investment in YPHPL was accounted for under the equity method of accounting, with the balance recorded as a component of “Deferred charges and other” in Apache’s consolidated balance sheet and the results of operations recorded as a component of “Other” under “Revenue and other” in the Company’s statement of consolidated operations. As of September 30, 2015, Apache recognized an impairment of $148 million on the YPHPL equity investment based on negotiated sales proceeds. No additional gain or loss was recorded upon completion of the sale.

Canada Divestiture
In April 2015, Apache completed the sale of its 50 percent interest in the Kitimat LNG project and upstream acreage in the Horn River and Liard natural gas basins to Woodside Petroleum Limited (Woodside). Proceeds at closing were $854 million, of which approximately $344 million was associated with LNG assets and $510 million was associated with upstream assets. For additional details related to post-closing adjustments, please see Note 10—Commitments and Contingencies.
The Kitimat LNG assets classified as held for sale on the consolidated balance sheet as of December 31, 2014 were impaired $655 million in the fourth quarter of 2014. Apache recognized a $146 million gain on the sale of the upstream assets upon completion of the sale.
Australia Divestitures
Woodside Sale In April 2015, Apache completed the sale of the Wheatstone LNG project and associated upstream oil and gas assets to Woodside. Proceeds at closing were $2.8 billion, of which approximately $1.4 billion was associated with LNG assets and $1.4 billion was associated with the upstream assets. For additional details related to post-closing adjustments, please see Note 10—Commitments and Contingencies.
The Wheatstone LNG assets and associated upstream assets were impaired $833 million in the fourth quarter of 2014 and classified as held for sale on the consolidated balance sheet as of December 31, 2014. An additional impairment of approximately $49 million was recognized in the first quarter of 2015. No additional gain or loss was recognized on the ultimate disposal of the LNG project and upstream assets.
Consortium Sale In June 2015, Apache completed the sale of its Australian subsidiary Apache Energy Limited (AEL) to a consortium of private equity funds managed by Macquarie Capital Group Limited and Brookfield Asset Management Inc. Total proceeds of $1.9 billion include customary, post-closing adjustments for the period between the effective date, October 1, 2014, and closing. A loss of approximately $139 million was recognized for the sale of AEL.

Upon closing of the sale of substantially all Australian operations, the associated results of operations for the divested Australian assets and the losses on disposal were classified as discontinued operations in the Company’s financial statements for all periods presented. The carrying amounts of the major classes of consolidated assets and liabilities associated with the Australia dispositions were as follows:

December 31, 2014
(In millions)
ASSETS
Current assets held for sale	$3,019
Other current assets	590
Oil and gas assets, net	1,613
GTP and other assets, net	877
Total assets	$6,099

LIABILITIES
Current liabilities held for sale	$321
Other current liabilities	318
Asset retirement obligations	466
Non-current deferred tax liability	329
Other long-term liabilities	33
Total liabilities	$1,467

Sales and other operating revenues and loss from discontinued operations related to the Australia dispositions were as follows:

	For the Year Ended December 31,
	2015	2014	2013
	(In millions)
Revenues and other from discontinued operations	$288	$1,050	$1,121
Impairment on Woodside sale	$(49)	$(833)	$—
Loss on Consortium sale	(139)	—	—
Income (loss) from divested Australian operations	28	(12)	550
Income tax benefit (expense)	652	(231)	(22)
Income (loss) from Australian discontinued operations, net of tax	$492	$(1,076)	$528

2014 Activity
Anadarko Basin and Southern Louisiana Divestitures
In December 2014, Apache completed the sale of certain Anadarko basin and non-core southern Louisiana oil and gas assets for approximately $1.3 billion in two separate transactions. In the Anadarko basin, Apache sold approximately 115,000 net acres in Wheeler County, Texas, and western Oklahoma. In southern Louisiana, Apache sold its working interest in approximately 90,000 net acres. The effective date of both of these transactions is October 1, 2014. Apache recognized a net $823 million loss on these transactions, of which approximately $10 million was associated with goodwill and approximately $180 million was associated with GTP facilities.

Gulf of Mexico Deepwater Divestiture
On June 30, 2014, Apache completed the sale of non-operated interests in the Lucius and Heidelberg development projects and 11 primary-term deepwater exploration blocks in the Gulf of Mexico for $1.4 billion. The effective date of the transaction was May 1, 2014. Apache recognized a $332 million loss as a result of the transaction, of which approximately $130 million was associated with goodwill.
Canada Divestiture
On April 30, 2014, Apache completed the sale of primarily dry gas producing hydrocarbon assets in the Deep Basin area of western Alberta and British Columbia, Canada, for $374 million. The assets comprise 328,400 net acres in the Ojay, Noel, and Wapiti areas. Apache retained 100 percent of its working interest in horizons below the Cretaceous in the Wapiti area, including rights to the liquids-rich Montney and other deeper horizons. The effective date of the transaction was January 1, 2014. Apache recognized a $237 million loss related to the sale of the assets.
Argentina Divestiture
On March 12, 2014, Apache’s subsidiaries completed the sale of all of the Company’s operations in Argentina to YPF Sociedad Anónima for cash consideration of $800 million (subject to customary closing adjustments) plus the assumption of $52 million of bank debt as of June 30, 2013. The results of operations related to Argentina have been classified as discontinued operations in all periods presented.
Sales and other operating revenues and loss from discontinued operations related to the Argentina disposition were as follows:

	For the Year Ended December 31,
	2015	2014	2013
	(In millions)
Revenues and other from discontinued operations	$—	$87	$494
Loss from Argentina divestiture	—	(654)	—
Income (loss) from operations in Argentina	—	(1)	(90)
Income tax benefit	—	23	—
Income (loss) from discontinued operations, net of tax	$—	$(632)	$(90)

2013 Activity
Egypt Partnership
On November 14, 2013, Apache completed the sale of a one-third minority participation in its Egypt oil and gas business to a subsidiary of Sinopec International Petroleum Exploration and Production Corporation (Sinopec). Apache received cash consideration of $2.95 billion after customary closing adjustments. Apache continues to operate its Egypt upstream oil and gas business. Apache recorded $1.8 billion of the proceeds as a non-controlling interest, which is reflected as a separate component of equity in the Company’s consolidated balance sheet. This represents one-third of Apache’s net book value of its Egypt holdings at the time of the transaction.
Gulf of Mexico Shelf Divestiture
On September 30, 2013, Apache completed the sale of its Gulf of Mexico Shelf operations and properties to Fieldwood Energy LLC (Fieldwood), an affiliate of Riverstone Holdings. Under the terms of the agreement, Apache received cash consideration of $3.7 billion, and Fieldwood assumed $1.5 billion of discounted asset abandonment liabilities. Additionally, Apache retained 50 percent of its ownership interest in all exploration blocks and in horizons below production in developed blocks. The effective date of the agreement was July 1, 2013. Apache recognized a $1.6 billion loss as a result of this transaction, of which approximately $632 million was associated with goodwill.
Canada LNG Project
In February 2013, Apache completed a transaction with Chevron Canada Limited (Chevron Canada) under which each company became a 50 percent owner of the Kitimat LNG plant, the Pacific Trail Pipelines Limited Partnership (PTP), and 644,000 gross undeveloped acres in the Horn River and Liard basins. Under the terms of the transaction, Apache acquired additional interest in the LNG plant, PTP, and other related assets from Chevron, and Chevron separately purchased interests in Apache's undeveloped acreage and associated upstream assets. Apache received a net payment from the transaction of $396 million after post-closing adjustments. Proceeds associated with the divested undeveloped acreage and upstream assets were approximately $644 million, and the Company recognized a gain of $398 million.
Leasehold and Property Acquisitions
Apache completed $367 million, $1.5 billion, and $429 million of leasehold and property acquisitions during 2015, 2014, and 2013, respectively, substantially increasing its drilling opportunities in key focus areas in North America including the Eagle Ford and Canyon Lime plays.
Transaction, Reorganization, and Separation
Apache recorded $132 million, $67 million, and $33 million of expenses during 2015, 2014, and 2013, respectively, primarily related to various transactions, company reorganization, and employee separation.
Divestiture of Other Oil and Gas Properties
Apache recorded $268 million, $96 million, and $307 million of proceeds from the divestiture of other oil and gas properties during 2015, 2014, and 2013, respectively. An associated $135 million of gain, $216 million of loss, and $3 million of loss was recorded in 2015, 2014, and 2013, respectively.